1 EverBank Financial Corp February 2013 Investor Meetings

2 Disclaimer THIS PRESENTATION HAS BEEN PREPARED BY EVERBANK FINANCIAL CORP ("EVERBANK" OR THE “COMPANY”) SOLELY FOR INFORMATIONAL PURPOSES BASED ON ITS OWN INFORMATION, AS WELL AS INFORMATION FROM PUBLIC SOURCES. THIS PRESENTATION HAS BEEN PREPARED TO ASSIST INTERESTED PARTIES IN MAKING THEIR OWN EVALUATION OF EVERBANK AND DOES NOT PURPORT TO CONTAIN ALL OF THE INFORMATION THAT MAY BE RELEVANT. IN ALL CASES, INTERESTED PARTIES SHOULD CONDUCT THEIR OWN INVESTIGATION AND ANALYSIS OF EVERBANK AND THE DATA SET FORTH IN THIS PRESENTATION AND OTHER INFORMATION PROVIDED BY OR ON BEHALF OF EVERBANK. EXCEPT AS OTHERWISE INDICATED, THIS PRESENTATION SPEAKS AS OF THE DATE HEREOF. THE DELIVERY OF THIS PRESENTATION SHALL NOT, UNDER ANY CIRCUMSTANCES, CREATE ANY IMPLICATION THAT THERE WILL BE NO CHANGE IN THE AFFAIRS OF THE COMPANY AFTER THE DATE HEREOF. CERTAIN OF THE INFORMATION CONTAINED HEREIN MAY BE DERIVED FROM INFORMATION PROVIDED BY INDUSTRY SOURCES. EVERBANK BELIEVES THAT SUCH INFORMATION IS ACCURATE AND THAT THE SOURCES FROM WHICH IT HAS BEEN OBTAINED ARE RELIABLE. EVERBANK CANNOT GUARANTEE THE ACCURACY OF SUCH INFORMATION, HOWEVER, AND HAS NOT INDEPENDENTLY VERIFIED SUCH INFORMATION. THIS PRESENTATION MAY CONTAIN CERTAIN FORWARD-LOOKING STATEMENTS AS DEFINED IN THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995, AND SUCH STATEMENTS ARE INTENDED TO BE COVERED BY THE SAFE HARBOR PROVIDED BY THE SAME. WORDS SUCH AS “OUTLOOK,” “BELIEVES,” “EXPECTS,” “POTENTIAL,” “CONTINUES,” “MAY,” “WILL,” “COULD,” “SHOULD,” “SEEKS,” “APPROXIMATELY,” “PREDICTS,” “INTENDS,” “PLANS,” “ESTIMATES,” “ANTICIPATES” OR THE NEGATIVE VERSION OF THOSE WORDS OR OTHER COMPARABLE WORDS ARE INTENDED TO IDENTIFY FORWARD-LOOKING STATEMENTS BUT ARE NOT THE EXCLUSIVE MEANS OF IDENTIFYING SUCH STATEMENTS. THESE FORWARD-LOOKING STATEMENTS ARE NOT HISTORICAL FACTS, AND ARE BASED ON CURRENT EXPECTATIONS, ESTIMATES AND PROJECTIONS ABOUT THE COMPANY’S INDUSTRY, MANAGEMENT’S BELIEFS AND CERTAIN ASSUMPTIONS MADE BY MANAGEMENT, MANY OF WHICH, BY THEIR NATURE, ARE INHERENTLY UNCERTAIN AND BEYOND THE COMPANY’S CONTROL. ACCORDINGLY, YOU ARE CAUTIONED THAT ANY SUCH FORWARD-LOOKING STATEMENTS ARE NOT GUARANTEES OF FUTURE PERFORMANCE AND ARE SUBJECT TO CERTAIN RISKS, UNCERTAINTIES AND ASSUMPTIONS THAT ARE DIFFICULT TO PREDICT. ALTHOUGH THE COMPANY BELIEVES THAT THE EXPECTATIONS REFLECTED IN SUCH FORWARD-LOOKING STATEMENTS ARE REASONABLE AS OF THE DATE MADE, EXPECTATIONS MAY PROVE TO HAVE BEEN MATERIALLY DIFFERENT FROM THE RESULTS EXPRESSED OR IMPLIED BY SUCH FORWARD-LOOKING STATEMENTS. UNLESS OTHERWISE REQUIRED BY LAW, EVERBANK ALSO DISCLAIMS ANY OBLIGATION TO UPDATE ITS VIEW OF ANY SUCH RISKS OR UNCERTAINTIES OR TO ANNOUNCE PUBLICLY THE RESULT OF ANY REVISIONS TO THE FORWARD-LOOKING STATEMENTS MADE IN THIS PRESENTATION. INTERESTED PARTIES SHOULD NOT PLACE UNDUE RELIANCE ON ANY FORWARD-LOOKING STATEMENT AND SHOULD CONSIDER THE UNCERTAINTIES AND RISKS DISCUSSED UNDER THE HEADINGS “RISK FACTORS” AND “MANAGEMENT’S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS” IN EVERBANK’S QUARTERLY REPORTS ON FORM 10-Q AND IN, AMONG OTHER FACTORS, OTHER FILINGS WITH THE SECURITIES AND EXCHANGE COMMISSION.

3 Company Overview

4 EverBank Overview Strong Returns High Growth Low Risk  Acquired in 1994 and headquartered in Jacksonville, FL  $18.2bn in assets, $13.1bn in deposits & $1.5bn shareholders’ equity as of December 31, 2012  Initial public offering on May 3, 2012  $1.8bn market capitalization(1)  Nationwide banking franchise  Unique, diversified business model  Robust asset generation capabilities  Scalable, low cost deposit platform  Disciplined risk management  Cohesive, long tenured management team (1) Market capitalization as of 2.8.2013 close

5 $ 1.7 $ 2.1 $ 3.1 $ 3.7 $ 4.2 $ 5.5 $ 7.0 $ 8.1 $ 12.0 $ 13.0 $ 18.2 $0.0 $2.0 $4.0 $6.0 $8.0 $10.0 $12.0 $14.0 $16.0 $18.0 $20.0 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 $b n Assets Deposits Acquired MetLife Bank’s warehouse finance business (April 1) Completion of Initial Public Offering (May 2) Acquired GE Capital’s Business Property Lending (Oct 1) Preferred equity offering (Nov 5) Acquired online deposit franchise 2000 - 2003 Mortgage Lending and Servicing 2004 - 2007 Expansion of Deposit Strategy 2008 - 2012 Addition of Diversified Asset Generation Evolution and Growth Adopted EverBank name Acquired NetBank mortgage assets Growth capital infusion Acquired Tygris FDIC-Assisted Acquisition of Bank of Florida

6 Best of Both Online and Branch Banking Models Strong Asset Generation Quality Deposit Mix High Customer Retention Geographic Diversity Low “Fully-Loaded” Expenses Ability to Quickly Scale EverBank Online Banks Regional Branch Banks ✗ ✗ ✗ ✓ ✓ ✓ ✓ ✓ ✓ ✗ ✗ ✗ ✓ ✓ ✓ ✓ ✓ ✓

EverBank's Business Strategy

EverBank

Strategic Plan

- Deliver high value products and services to self-directed customers nationwide through a variety of channels
  - Target Vanguard retail and small business clients in key wealth markets nationwide
- Continue integrating core product offering
  - Jumbo Lending
  - Commercial Finance
  - Commercial Lending
  - Deposits
- Expansion of retail lending channel
  - Addition of ~440 professionals in 2012
  - Positioning the business to increase market share via an eventual return in purchase driven origination activity
- Broaden fee base businesses
  - Wealth Management

Deposits and Lending by County / Business Locations



Minneapolis, MN
Redmond, WA BPL
St Louis, MO Direct Bank
Boston Area
Chicago, IL
Parsippany, NJ ECF
San Francisco Area
Bethesda, MD Northern VA
Los Angeles Area
Atlanta, GA
Denver Area
Jacksonville, FL
Branch Presence
Dallas, TX
Houston, TX
Miami Area
Austin, TX
EVER Deposits
EVER Lending
EVER Deposits & Lending
FTE Presence
Business Headquarters
Corporate Headquarters
BPL Presence

BANKING | LENDING | INVESTING

7

8 2011 2012 Key Highlights – 2012 v 2011 Record Revenues Adjusted EPS Growth Robust Organic Asset Generation 2011 20122011 2012 $1.27 $6,803 $685 $884 $1.11 $11,788 Note: $ in millions, except per share amounts. A reconciliation of non-GAAP financial measures can be found in the appendix

9 1.7 1.7 2.1 2.1 2.4 0.3 0.2 0.2 0.4 0.5 4Q11 1Q12 2Q12 3Q12 4Q12 Secondary Portfolio 66% 58% 37% 30% 32% 3% 13% 9% 10% 18% 31% 29% 30% 30% 30% 24% 30% 20% 4Q 1 1Q12 2Q12 3Q12 4Q12 Residential Commercial Commercial finance Warehouse finance Diversified Asset Generation Retained Asset Generation ($mm) Mortgage Production Volume ($bn) 741 617 501 739 950 2.9 2.0 1.9 2.3 2.5  Warehouse lines of credit and asset based lending focus in current environment  Maintaining asset sensitivity in a low rate environment  Low risk and short duration  BPL acquisition increases commercial asset generation  Total mortgage production of ~$1bn per month  Executed $178mm of preferred jumbo whole loan sales to third parties for securitization during 4Q12  ~$500mm preferred jumbo loans held for sale on balance sheet as of December 31, 2012  Significant investments in retail lending infrastructure have enhanced residential mortgage production volume (~$800mm in 4Q12)

10 65% 61% 63% 56% 54% 35% 39% 37% 44% 46% 4Q11 1Q12 2Q12 3Q12 4Q12 Net Interest Income Non-interest Income Total Revenue Total Revenue Contribution ($mm)  Total revenue of $272.2mm up $48.7mm, or 22%, LQ and $96.4mm, or 55%, YoY  Net interest income up $20.8mm, or 16%, LQ and $32.2mm, or 28%, YoY  Non-interest income up $27.9mm, or 29%, LQ and $64.2mm, or 105%, YoY Quarter Highlights 272 175 189 199 223

11 Noninterest Income and Expense Quarter Highlights  Adjusted noninterest income up $9.6mm, or 8%, LQ and $45.4mm, or 57%, YoY  Loan production and gain on sale income up $6.2mm, or 7%, LQ on lending volume of $2.9bn  Loan servicing fee income up $2.5mm, or 6%, LQ  No addition to MSR valuation allowance Noninterest Income ($mm) 4Q11 3Q12 4Q12 Loan servicing fee income 45$ 42$ 45$ MSR amortization and valuation allowance (47) (55) (38) Loan production and gain o sale income 41 96 103 Deposit, lease and other income 21 13 15 Noninterest income 61$ 97$ 125$ Increase in MSR valuation allowance 19 18 - Adjusted noninterest income 80$ 116$ 125$

Noninterest Expense Breakdown

EverBank

Noninterest Expense

($mm)	4Q11	3Q12	4Q12
Salaries, commissions and other employee benefits expense	$ 61	$ 85	$ 103
Equipment expense	14	18	20
Occupancy expense	5	7	8
General and administrative expense	67	74	85
Total noninterest expense	$ 148	$ 184	$ 217
Transaction and regulatory related	7	4	17
Credit-related	20	25	15
Adjusted pre-credit noninterest expense	$ 121	$ 155	$ 185

Quarter Highlights

- Adjusted pre-credit noninterest expense increased $29.2mm, or 19%, LQ and $62.1mm, or 51%, YoY
  - Salaries, commissions and other employee benefits rose $18.1mm, or 21%, LQ
    - Increased retail lending staffing
    - Commissions and incentives increased due to strong loan origination activity
  - General and administrative expense increase due to increased professional fees and consent order expenses
    - We expect third party costs of ~$3.0-4.5mm per quarter after tax to continue through 2Q13
- Credit-related expenses down $9.8mm, or 36%, LQ

Credit-related Expenses ($mm)



20
9
3
8
25
5
5
15
15
6
1
8
4Q11
3Q12
4Q12
GNMA buyout expenses
Foreclosure and OREO
Other credit-related

Commentary

- Other credit-related expenses increased $1.0mm, or 20%, LQ and decreased $2.1mm, or 25%, YoY
- Foreclosure and OREO expenses decreased $3.7mm, or 80%, LQ and $1.9mm, or 66%, YoY
- GNMA Buyout expenses decreased $7.1mm, or 47%, LQ and $0.6mm, or 7%, YoY

BANKING | LENDING | INVESTING

12

Mortgage Banking – Retail Expansion

EverBank

Incremental Retail FTEs



~80
~60
~150
~150
4Q11
1Q12
2Q12
3Q12
4Q12

Retail Originations ($mm)



89
307
513
837
1Q12
2Q12
3Q12
4Q12

Retail Expansion Highlights

- Originations of $837mm during the quarter driven by addition of ~300 FTEs in the first three quarters of 2012
- Added ~440 FTEs in 2012
  - Plan to continue adding retail sales teams in 2013
- Added ~58 new lending and production offices in 2012
  - Plan to continue building retail footprint in key markets in 2013
- Increased market share in 2012 and expect to further increase share in 2013

BANKING | LENDING | INVESTING 13

14 Source: AlixPartners study (1) Percentage of U.S. households who used branch banking channel within the last year Online and Mobile Banking Trends Online banking channel market share has grown to 43% vs. a decline to 62% for branch banking Bank Channel Usage as a % of U.S. Households 91% 19% 0% 10% 20% 30% 40% 50% 60% 70% 80% 90% 100% 1995 1996 1997 1998 1999 2000 2001 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 Branch banking Online banking Mobile banking Branch Banking (1) Online Banking Mobile Banking

Value Proposition Yields Attractive Customer Base

EverBank

One stop, integrated financial portal

- Internal and external account aggregation
- Analysis and reporting across financial life: investing, spending, budgeting, tracking alerts
- Bill pay and electronic transfers



Convenient access: 24 x 365

- Mobile, Online, 24 Hour Phone Support, No Fee ATM, Imaging / Remote Deposit, Direct Deposit, Select Financial Centers, Mail
- ATM fee rebates




474,000 ATMs

Attractive Nationwide Customer Base

- 119,782 households, 245,553 accounts
- Average deposits per household: $85,039
- 50% household income > $75,000
- 40% household net worth[(1)] > $250,000

4Q12 Deposit Composition


11%
20%
9%
34%
26%
Noninterest-bearing
Interest Checking
Global Market
MMDA & Savings
Time Deposits

(1) *Based on reported household net worth; excludes 17% of households that do not report household net worth*

BANKING | LENDING | INVESTING

15

16 Strong, Stable Deposit Base (1) Compound annual retention rate for balances of non-CD bank accounts existing at December 31, 2012, calculated from initial year end to December 31, 2012 (2) Average account balance for non-CD bank accounts existing at each point in time, shown from initial year end to December 31, 2012 Loyal Customers with Growing Balances High Customer Deposit Retention Compound Annual Retention Rate(1) Average Balance of Accounts Existing at Each Period(2) Vintage 98% 98% 97% 93% 2005 2006 2007 2008 $10,000 $20,000 $30,000 $40,000 $50,000 2005 2006 2007 2008 2009 2010 2011 2012 2005 2006 2007 2008 2009 2010 2011

17 14.3% 15.4% 16.3% 16.5% 13.1% 7.4% 11.5% 14.0% 10.7% 12.4% 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 EverBank Banks $5-25bn in Assets Adjusted Earnings Per Share(1) Financial Highlights (1) Represents adjusted diluted earnings per common share from continuing operations for 2007-YTD; 2003-2006 represents adjusted basic earnings per common share from continuing operations Calculated using adjusted net income attributable to the Company from continuing operations; 2012 adjusted EPS calculation includes $4.5mm and $1.1mm cash dividends paid to Series A and Series B Preferred shareholders in Q1 and Q2, respectively; a reconciliation of non-GAAP financial measures can be found in the appendix (2) Basel III information on a fully phased-in basis and based on proposed guidance through December 31, 2012 Adjusted Return on Average Equity 4Q12 Capital Ratios(2) Tangible Book Value Per Share $0.42 $0.53 $0.63 $0.74 $0.66 $0.41 $0.78 $1.28 $1.11 $1.27 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 $3.10 $3.60 $4.08 $4.81 $5.39 $6.96 $8.54 $10.65 $10.12 $10.30 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 8.5% - 9.0% 8.0% 13.5% Estimated Basel III (Fully-Phased) Tier 1 Leverage (Bank) Total Risk-Based Capital (Bank)

18 2011 1Q12 2Q12 3Q12 4Q122011 1Q12 2Q12 3Q12 4Q12 Adjusted NPA / Total Assets Note: A reconciliation of Non-GAAP financial measures can be found in the appendix (1) Acquired credit-impaired loans and leases accounted for under ASC 310-30 or by analogy Asset Quality Adjusted NPA ratio excludes loans and leases with enhanced credit protection (1) Adjusted NPA / Total Assets Build Highlights NCO / Average Loans HFI  Adjusted non-performing assets to total assets declined 21 bps LQ resulting from a $16.1mm, or 8%, decrease in non-performing assets  Net charge-offs to average loans HFI decreased 9 bps LQ to 0.16%  Allowance for loan and lease losses increased $5.6mm, or 7%, LQ on provisions of $10.5mm and net charge-offs of $4.9mm  Increase in provision related to TDR policy changes 0.16% 1.02% 0.65% 0.34% 1.29% 1.08% 1.86% 1.63% 1.46% 0.25% 11.09% 1.08% (9.48)% (0.53)% Regulatory NPAs / Assets Impact Ex. Govt Insured Loans Impact Ex. ACI Loans Adjusted NPAs / Assets

19 Appendix

20 Annual Targets 9% - 12% 23%(1) 9% - 12% 33% / 14%(3)(4) 10% - 13% 12%(3) 12% - 14% 14.6% ROE Net Income / EPS Growth(2) Total Risk-Based Capital Ratio Asset Growth Intermediate Financial Targets 2-Year Average Historical Annual Performance (1) Represents CAGR from 2010 - 2012 (2) EPS on a diluted basis (3) Adjusted earnings and return metrics for continuing operations; a reconciliation of non-GAAP financial measures can be found in the appendix (4) Represents year over year growth from 2011 - 2012

21 1.67% 2.36% 3.29% 3.87% 3.18% 1.83% 1.20% 0.97% 0.78% 2.17% 4.02% 5.29% 5.02% 3.20% 1.57% 0.93% 0.86% 1.01% 0.00% 1.50% 3.00% 4.50% 6.00% 2004 2005 2006 2007 2008 2009 2010 2011 2012 EverBank interest cost of deposits Avg. one-year LIBOR 200 bps Deposit Pricing Lags in Rising Rate Environment (1) Calculated as annual deposit interest expense divided by average balance of deposits; includes non-interest bearing deposits; YTD (1)

Non-GAAP Reconciliations

EverBank

Adjusted Net Income

(dollars in thousands)	Three Months Ended December 31, 2012	September 30, 2012	June 30, 2012	March 31, 2012	December 31, 2011
Net income	$ 28,846	$ 22,178	$ 11,172	$ 11,846	$ 13,760
Transaction expense, net of tax	903	1,268	2,363	821	802
Non-recurring regulatory related expense, net of tax	9,564	1,326	3,780	3,063	3,529
Increase in Bank of Florida non-accretable discount, net of tax	486	111	463	2,135	2,208
Early adoption of TDR guidance and policy change, net of tax	3,709	-	-	-	-
MSR impairment, net of tax	-	11,302	18,684	9,389	11,638
Adjusted net income	$ 43,508	$ 36,185	$ 36,462	$ 27,254	$ 31,937

Reconciliation of Adjusted Net Income[(1)] *($mm)*	2012	2011	2010	2009	2008	2007	2006	2005	2004	2003
GAAP net income from continuing operations	**$ 74.0**	**$ 52.7**	**$188.9**	**$ 53.5**	**$ 23.4**	**$ 29.7**	**$ 32.6**	**$ 28.2**	**$ 23.7**	**$ 19.0**
Bargain purchase gain on Tygris transaction, net of tax	-	-	(68.1)	-	-	-	-	-	-	-
Gain on sale of investment securities due to portfolio repositioning, net of tax	-	-	(12.3)	-	-	-	-	-	-	-
Gain on repurchase of trust preferred securities, net of tax	-	(2.9)	(3.6)	-	-	-	-	-	-	-
Transaction and non-recurring regulatory related expense, net of tax	23.1	16.8	6.0	-	-	-	-	-	-	-
Loss on early extinguishment of acquired debt, net of tax	-	-	6.4	-	-	-	-	-	-	-
Decrease in fair value of Tygris indemnification asset, net of tax	-	5.4	13.7	-	-	-	-	-	-	-
Increase in Bank of Florida non-accretable discount, net of tax	3.2	3.0	3.8	-	-	-	-	-	-	-
Impact of change in ALLL methodology, net of tax	-	1.2	-	-	-	-	-	-	-	-
Adoption of TDR guidance and policy change, net of tax	3.7	6.2	-	-	-	-	-	-	-	-
MSR impairment, net of tax	39.4	24.5	-	-	-	-	-	-	-	-
Tax expense (benefit) related to revaluation of Tygris NUBILs, net of tax	-	0.7	(7.8)	-	-	-	-	-	-	-
Adjusted net income from continuing operations	**$143.4**	**$107.6**	**$127.0**	**$ 53.5**	**$ 23.4**	**$ 29.7**	**$ 32.6**	**$ 28.2**	**$ 23.7**	**$ 19.0**

(1) *No material items gave rise to adjustments prior to the year ended December 31, 2010. Accordingly, for periods presented before the year ended December 31, 2010, we have not reflected adjustments to net income attributable to the Company from continuing operations calculated in accordance with GAAP*

BANKING | LENDING | INVESTING

22

Non-GAAP Reconciliations

EverBank

Non-performing Assets (NPA)

(dollars in thousands)	December 31, 2012	September 30, 2012	June 30, 2012	March 31, 2012	December 31, 2011	December 31, 2010
Total non-accrual loans and leases	$ 156,629	$ 167,650	$ 168,962	$ 170,589	$ 193,478	$ 213,838
Accruing loans 90 days or more past due	-	1,973	1,800	5,119	6,673	1,754
Total non-performing loans (NPL)	156,629	169,623	170,762	175,708	200,151	215,592
Other real estate owned (OREO)	40,492	43,612	49,248	49,304	42,664	37,450
Total non-performing assets (NPA)	197,121	213,235	220,010	225,012	242,815	253,042
Troubled debt restructurings (TDR) less than 90 days past due	90,094	82,030	93,184	92,954	92,628	70,173
Total NPA and TDR (1)	$ 287,215	$ 295,265	$ 313,194	$ 317,966	$ 335,443	$ 323,215
Total NPA and TDR	$ 287,215	$ 295,265	$ 313,194	$ 317,966	$ 335,443	$ 323,215
Government-insured 90 days or more past due still accruing	1,729,877	1,684,550	1,647,567	1,530,665	1,570,787	553,341
Loans accounted for under ASC 310-30:						
90 days or more past due	79,984	117,506	140,797	146,379	149,743	195,425
OREO	16,528	18,557	20,379	22,852	19,456	19,166
Total regulatory NPA and TDR	$ 2,113,604	$ 2,115,878	$ 2,121,937	$ 2,017,862	$ 2,075,429	$ 1,091,147
Adjusted credit quality ratios excluding government-insured loans and loans accounted for under ASC 310-30: (1)						
NPA to total assets	1.08%	1.29%	1.46%	1.63%	1.86%	2.11%
Credit quality ratios including government-insured loans and loans accounted for under ASC 310-30:						
NPA to total assets	11.09%	12.32%	13.49%	13.97%	15.20%	8.50%

(1) We define non-performing assets, or NPA, as non-accrual loans, accruing loans past due 90 days or more and foreclosed property. Our NPA calculation excludes government-insured pool buyout loans for which payment is insured by the government. We also exclude loans and foreclosed property acquired in the Bank of Florida acquisition accounted for under ASC 310-30 because as of December 31, 2012, we expected to fully collect the carrying value of such loans and foreclosed property.

BANKING | LENDING | INVESTING

23

24 Non-GAAP Reconciliations Regulatory Capital (bank level) Tangible Equity December 31, September 30, June 30, March 31, December 31, (dollars in thousands) 2012 2012 2012 2012 2011 Shareholders' equity 1,518,934$ 1,339,669$ 1,263,687$ 1,099,404$ 1,070,887$ Less: Goodwill and other intangibles (54,780) (16,586) (16,938) (17,290) (17,642) Disallowed servicing asset (32,378) (33,366) (36,650) (40,783) (38,925) Disallowed deferred tax asset (67,296) (69,412) (70,357) (71,302) (71,803) dd: Accumulated losses on securities and cash flow hedges 83,477 103,238 110,101 86,981 105,682 Tier 1 capital 1,447,957 1,323,543 1,249,843 1,057,010 1,048,199 Less: Low-level recourse and residual interests - - - (20,424) (21,587) Add: Allowance for loan and lease losses 82,102 76,469 77,393 78,254 77,765 Total regulatory capital 1,530,059$ 1,400,012$ 1,327,236$ 1,114,840$ 1,104,377$ Adjusted total assets 18,141,856$ 16,488,067$ 15,022,729$ 13,731,482$ 13,081,401$ Risk-weighted assets 11,339,412 8,701,164 8,424,290 7,311,556 7,043,371 Reconciliation of Adjusted Tangible Shareholders Equity 2012 2011 2010 2009 2008 2007 2006 2005 2004 2003 GAAP shareholders equity 1,451$ 968$ 1, 13$ 554$ 411$ 239$ 213$ 185$ 165$ 144$ Less: Goo will 4 10 10 0 0 2 0 0 0 0 Less: Other intangible assets 8 7 9 - 1 2 3 4 6 7 Tangible equity 1,396$ 950$ 994$ 554$ 410$ 235$ 209$ 180$ 159$ 137$ Less: Perpetual preferred stock 150 - - - - - - - - - Tangible common equity 1,246$ 950$ 994$ 554$ 410$ 235$ 209$ 180$ 159$ 137$ Less: Accu ulated other comprehensive income (loss) (87) (108) (5) 20 1 (2) 3 3 4 3 Adjusted tangible common equity 1,333$ 1,058$ 999$ 534$ 409$ 237$ 206$ 178$ 155$ 134$

25 Non-GAAP Reconciliations Tangible Equity, Adjusted Tangible Equity and Tangible Assets December 31, (dollars in thousands) 2012 Shareholders' equity 1,451,176$ Less: Goodwill 46,859 Intangible assets 7,921 Tangible equity 1,396,396$ Less: Perpetual preferred stock 150,000$ Tangible common equity 1,246,396$ Less: Accumulated other comprehensive loss (86,784) Adjusted tangible common equity 1,333,180$ Total assets 18,242,878$ Less: Goodwill 46,859 Intangible assets 7,921 Tangible assets 18,188,098$